                                                              September 18, 2007

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

         Re:      Prudential's Qualified Variable Investment Plan Variable Annuity
                  File No. 002-81318

Dear Commissioners:

          This filing is being made to reflect that, with respect to each of the above-referenced products,  The Prudential Insurance
Company of America has  transmitted to the contractholders of the above-referenced variable annuity the semi-annual report of the applicable underlying fund, for the period ended June 30, 2007.  As indicated by the filing information set forth below, this semi-annual report was filed with the Commission, and we incorporate this filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.

Filer/Entity                   The Prudential Series Fund.
Registration No.:              811-03623
CIK No.                        0000711175
Accession No.:                 0001193125-07-197243
Date of Filing:                09/07/2007

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,

                                                         /s/ C. Christopher Sprague
                                                         C. Christopher Sprague
                                                         Vice President, Corporate Counsel